Accrued Expenses (Details) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2001
Accrued expenses
Accrued professional fees	$ 278,979	$ 702,106	$ 413,384	$ 702,106
Accrued compensation	98,752	4,338	4,310	4,338
Dividend on preferred stock payable	114,925	55,742	191,417	55,742
Deferred fee for Agera	400,000	0
Accrued other	111,634	156,174	175,462	156,174
Total	$ 1,004,290	$ 918,360	$ 784,573	$ 918,360